Exhibit 99.1

INVESTOR PRESENTATION 2016 | THIRD QUARTER

SAFE HARBOR STATEMENT

This presentation includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Statements in this presentation regarding the proposed merger between FORM and XpresSpa; the expected timetable for completing the transaction; the potential value created by the proposed merger for FORM's stockholders and XpresSpa's equity holders; the potential of FORM's business after completion of the merger; the ability to raise capital to fund FHS's operations and business plan; the continued listing of FORM's securities on the NASDAQ Capital Market; market acceptance of FORM products; the collective ability to protect intellectual property rights; competition from other providers and products; FORM's management and board of directors after completion of the merger; and any other statements about FORM's or XpresSpa's management teams' future expectations, beliefs, goals, plans, revenues or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the risk that FORM and XpresSpa may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed merger for FORM's stockholders; FORM's inability to maintain the listing of its securities on the NASDAQ Capital Market after completion of the merger; the potential lack of market acceptance of FORM's products; FORM's inability to monetize and recoup FORM's investment with respect to assets and other businesses that that we have acquired or will acquire in the future; general economic conditions and level of information technology and consumer electronics spending; unexpected trends in the mobile phone and telecom computing industries; the potential loss of one or more of FORM's significant Original Equipment Manufacturer ("OEM") suppliers, the potential lack of market acceptance of FORM's products; market acceptance, quality, pricing, availability and useful life of FORM's products and services, as well as the mix of FORM's products and services sold; potential competition from other providers and products; FORM's inability to license and monetize FORM's patents, including the outcome of litigation; FORM's inability to develop and introduce new products and/or develop new intellectual property; FORM's inability to protect FORM's intellectual property rights; new legislation, regulations or court rulings related to enforcing patents, that could harm FORM's business and operating results; FORM's inability to retain key members of its management team; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including FORM's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 10, 2016. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available. FORM expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of FORM, or XpresSpa or the solicitation of any vote or approval. In connection with the proposed transaction, FORM filed with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus contains important information about FORM, XpresSpa, the transaction and related matters. FORM will mail or otherwise deliver the proxy statement/prospectus to its stockholders when it will be declared effective by the SEC. Investors and security holders of FORM and XpresSpa are urged to read carefully the proxy statement/prospectus relating to the proposed merger (including any amendments or supplements thereto) in its entirety because it contains important information about the proposed transaction. Investors and security holders of FORM will be able to obtain free copies of the proxy statement/prospectus for the proposed merger and other documents filed with the SEC by FORM through the website maintained by the SEC at www.sec.gov. FORM and XpresSpa, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement between FORM and XpresSpa. Information regarding FORM's directors and executive officers is contained in FORM's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 10, 2016. Information regarding XpresSpa's directors and officers and a more complete description of the interests of XpresSpa's directors and officers in the proposed transaction is available in the proxy statement/prospectus that was filed by FORM with the SEC in connection with the proposed transaction.

Trademark Usage

FORM Holdings, the FORM Holdings logo, and other FORM Holdings trademarks, service marks, and designs are registered or unregistered trademarks of FORM Holdings Corp. and its subsidiaries in the United States and in foreign countries. This presentation contains trade names, trademarks and service marks of other companies. All such trade names, trademarks and service marks of other companies are property of their respective owners. FORM Holdings Corp. does not intend its use or display of other parties' trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of or by, such other parties.

FORM HOLDINGS

1

We seek to invest in and acquire companies that would benefit from: ≻ Additional capital ≻ Rebranding ≻ Restructuring ≻ Implementation of best practices ≻ Talent recruiting ≻ Marketing, PR & visibility ▪ Companies that can achieve $100+ million in revenue CORPORATE SNAPSHOT FORM Holdings is a diversified holding company focused on acquiring and investing in companies with superior growth potential. 2 SYMBOL FH EXCHANGE NASDAQ MARKET CAPITALIZATION $34 million 1 AVERAGE TRADING VOLUME 177,621 (3 month) 1 52 WEEK RANGE $1.55 – 2.57 1 CASH $24.3 million 2 CORPORATE HEADQUARTERS New York, NY AUDITOR CohnReznick LLP 1 as of September 13, 2016 2 as of August 8, 2016

PORTFOLIO COMPANIES

FORM HOLDINGS

Ownership	Company	Description
100% [1]	XpresSpa – Bringing Wellness to the Airport	**XPRESSPA** *Airport terminal spa and wellness retail store* ▪ FORM Holdings announced definitive agreement on August 8, 2016 ▪ Acquisition expected to close in Q4 2016
100%	GROUPMOBILE	**GROUP MOBILE** *Provider of rugged, mobile and field-use computing products* ▪ Acquired in Fall 2015
100%	FLI CHARGE	**FLI CHARGE** *Fast, powerful and easy to use conductive charging & power* ▪ Acquired Fall 2015
100%	VRINGO INTELLECTUAL PROPERTY	**VRINGO IP** *Engaged in the monetization of intellectual property* ▪ Portfolio of 600+ technology patents
8.5%	INFOMEDIA	**INFOMEDIA** *Customer relationship management and monetization technologies* ▪ Acquired Vringo Mobile Technology platform in 2014 in exchange for 8.25% equity ownership and one seat on Infomedia Board of Directors

[1] Pending completion of acquisition

FORM HOLDINGS
3

▪ Announced Acquisition on August 8, 2016 ▪ Anticipated Closing in Q4 2016 ▪ Projected 2016 revenue in excess of $40 million; total revenue for six months ended June 30, 2016 was $20.5 million ▪ 2015 full year Store - Level EBITDA 1 of $7.6 million, equal to 20% Store - Level EBITDA and $3.5 million of Store - Level EBITDA for the six months ended June 30, 2016 ▪ New CEO, Ed Jankowski, joined June 2016 with extensive experience in luxury and airport retail to lead future growth. ▪ Provided revenue guidance of 150% growth YoY ▪ Secured multiple sales contracts with new customers ▪ Launched fully integrated technology platform ▪ Expanded sales force and added key personnel ▪ Adding higher margin services and offerings ▪ Launched consumer product line in June 2016 ▪ Partnered with Hotel Grand Union, MITO Corporation & Papp Plastics ▪ Currently working with brick and mortar retailers for placement ▪ Product shipments begin in October AT A GLANCE 4 1 Store - level EBITDA is a non - GAAP financial measure and is defined as earnings before any corporate general and administrative expenses, depreciation and amortization, interest and tax. Store EBITDA is a measure that helps XpresSpa assess earnings after the direct costs of delivering the services and selling products in the spas were incurred.

▪ The leading airport spa company in the world ≻ The most recognized and popular airport spa brand ≻ Nearly three times the number of domestic locations as its closest competitor ▪ Full range of spa services and retail offerings ▪ Large and growing industry with additional upside ≻ Demand from travelers for upscale airport retail options ≻ Multiple locations within airports and within terminals ▪ Flexible operating model with best - in - class store economics ≻ Steady sales and store profitability metrics regardless of size ▪ Benefits from the health and wellness movement ≻ Massages are seen as a key aspect of a healthy lifestyle ▪ Positioned for accelerated growth in 2017 and beyond 6 COMPANY OVERVIEW SPA RETAIL ≻ Massage ≻ Nail Care ≻ Blow Dry ≻ Skin Care ≻ Waxing ≻ Travel Pillows ≻ Blankets ≻ Massage Tools ≻ Travel Kits

▪ 51 locations in many of the largest and most desirable airport hubs in the world ≻ 47 locations in the United States ▪ 6 targeted openings in 2016, including three locations that have already opened 7 DOMINANT, ESTABLISHED AIRPORT PRESENCE NATIONWIDE AIRPORT STORE KIOSK TOTAL Atlanta ATL 2 - 2 Amsterdam AMS 3 - 3 Chicago O’Hare CHI 1 - 1 Dallas DFW 3 2 5 Denver DEN 2 - 2 Dubai DXB 1 - 1 Houston HOU 1 - 1 Las Vegas LAS 2 1 3 Los Angeles LAX 1 1 2 Miami MIA 1 - 1 Minneapolis MSP 2 1 3 New York JFK 6 1 7 New York LGA 1 - 1 Orlando MCO 3 1 4 Philadelphia PHI 3 - 3 Pittsburgh PIT 1 - 1 Raleigh - Durham RDU 1 - 1 Salt Lake City SLC 3 - 3 San Francisco SFO 4 - 4 Santa Ana SNA 1 1 2 Washington DC DCA - 1 1 TOTAL 42 9 51 Potential Location Existing Location

ESTABLISHED PRESENCE WITH UNMATCHED SCALE ▪ XpresSpa meets the growing demand for upscale airport retail concepts ▪ 51 total locations in 21 airports ≻ 42 Stores, 9 Kiosks ≻ 47 domestic locations in 19 airports ▪ Nearly 3x the number of domestic locations vs. next largest competitor GROWING REVENUE AND VOLUME ▪ Current run rate implies YoY growth ≻ $38.8 million sales in 2015, $20.5 million sales YTD (6/30/16) ▪ $7.6 million in store - level EBITDA& over 20% store - level EBITDA margin in 2015 ▪ Average Sales per location ≻ $944,000 per Store ≻ $699,000 per Kiosk ▪ 25 RFPs for new locations in the next 12 months MANAGEMENT EXPERTISE ▪ CEO with 30+ years of experience in luxury retail joined on June 1, 2016 8 OPERATIONAL HIGHLIGHTS

51 36 9 5 47 16 9 5 0 10 20 30 40 50 60 U.S. & International Locations U.S. Locations Only 51 LOCATIONS IN MANY OF THE LARGEST AND MOST DESIRABLE HUB AIRPORTS IN THE WORLD, 47 IN THE UNITED STATES 9 UNDISPUTED LEADER IN AIRPORT MASSAGE SERVICES 2.9x larger than closest competitors in the U.S. BE RELAX 1 MASSAGE BAR 1 TERMINAL GETAWAY 1 1 Based on respective company websites as of August 8, 2016

▪ Increased travel security and screening has driven innovation and growth in airport retail ≻ Travelers typically spend ~ 65 minutes in the airport after going through security 1 ▪ Premium concepts like XpresSpa are suited for typical traveler demographic ≻ 54% of travelers have a household income (HHI) > $75,000 2 , and frequent fliers (18% of travelers) have a HHI > $ 100,000 3 ≻ ~ 70 % of purchases occur on impulse because these affluent customers are bored, rushed, and stressed 4 10 GROWING TRAVELER DEMANDS FOR PREMIUM CONCESSIONS 1 Global Onboard Partners, 2007 2 Arbitgron , 2004 3 Airport World Magazine, 2016 4 Airport Revenue News 5 New Market Research & Micro Market Monitor 0 2 4 6 8 10 12 2015 2016 2017 2018 2019 2020 Billions AIRPORT RETAIL SPENDING ON PACE TO GROW AT A 19% CAGR, FROM $4.2 BILLION IN 2015 TO $9.9 BILLION IN 2020 5

FORMER VICE PRESIDENT & GENERAL MANAGER Repositioned and expanded Luxury Retail including the Ilori Optical, Optical Shops of Aspen and Persol retail stores 2013 - 2016 FORMER SENIOR VICE PRESIDENT & GENERAL MANAGER Responsible for the $400 million North America multi - channel business consisting of 240 retail stores, 2,000 plus wholesale doors, and a growing direct and interactive business 2007 - 2012 FORMER CHIEF OPERATING OFFICER Oversaw merchandising, marketing, finance, store operations, planning/ allocation, real estate and visual/store design. 2001 - 2007 FORMER PRESIDENT Managed more than 500 staff across 85 retail stores with an operating budget of $47 million. 1999 - 2001 FORMER VICE PRESIDENT & DIRECTOR OF STORES Increased comparative store sales by 9%. Directly responsible for stores' organization, corporate communications, marketing, visual merchandising, real estate and construction 1993 - 1999 11 CEO WITH EXTENSIVE EXPERIENCE JOINED IN JUNE 2016 ED JANKOWSKI CEO

RECENT DEVELOPMENTS ▪ Announced Acquisition on August 8, 2016 ▪ Anticipated Closing in Q4 2016 ▪ Projected 2016 revenue in excess of $40 million; total revenue for six months ended June 30, 2016 was $20.5 million ▪ 2015 full year Store - Level EBITDA 1 of $7.6 million, equal to 20% Store - Level EBITDA and $3.5 million of Store - Level EBITDA for the six months ended June 30, 2016 ▪ New CEO, Ed Jankowski, joined June 2016 with extensive experience in luxury and airport retail to lead future growth. UPCOMING MILESTONES & GROWTH PLAN ▪ Targeting 11%+ Comparable store sales growth for remainder of 2016 and 2017 up from 2.9% in the first half of 2016 ▪ Increase profitability and EBITDA by reducing corporate overhead ▪ In the next 24 months XpresSpa estimates that there will be more than 25 spa locations being offered as formal RFPs by airport retail authorities domestically and additional opportunities internationally and through existing airport relationships. Historically , XpresSpa wins 80% of RFPs it has submitted ▪ Explore franchise model in secondary and tertiary airports ▪ Organically grow through focused menu of spa offerings and retail products ▪ Comparable store sales are defined as current period sales from stores opened longer than a year compared to the period of those same stores’ sales a year ago . 12 RECENT DEVELOPMENTS & UPCOMING MILESTONES 1 Store - level EBITDA is a non - GAAP financial measure and is defined as earnings before any corporate general and administrative expenses, depreciation and amortization, interest and tax. Store EBITDA is a measure that helps XpresSpa assess earnings after the direct costs of delivering the services and selling products in the spas were incurred.

$0 $2 $4 $6 $8 $10 $12 $14 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Millions ▪ Leading rugged computing systems and solutions providers, focused on enterprise sales contracts with large corporations and municipalities ▪ Experienced sales team with strong relationships with manufacturer representatives and brand agnostic approach differentiates Group Mobile from competition ▪ Strong pipeline of RFP’s in law enforcement and long term corporate contracts ▪ 150% YoY Revenue Growth ≻ 2015 Revenue: $5.3 million ≻ 2016 YTD: $3.8 million, 2016 FY Guidance: $12.5 million 14 OVERVIEW FORM Holdings Acquisition October 2015 proj .

15 PRODUCT OFFERINGS RUGGED LAPTOP RUGGED TABLETS RUGGED HANDHELDS RUGGED MOBILE ACCESSORIES (MOUNTS ETC.) PRINTER GATEWAYS & MODEMS BARCODE SCANNERS IN - CAR VIDEO & BODY WORN CAMERAS DRONES CATEGORIES BRANDS

16 MARKET OPPORTUNITY FIRST RESPONDERS MILITARY HEALTHCARE CONSTRUCTION RETAIL HOSPITALITY MUNICIPALTIES OIL & GAS AVAITION MARINE MARKETS SERVED SELECT CUSTOMERS ▪ Macy’s ▪ Orthosensor , Inc. ▪ Devico AS ▪ Smart Ray Vision ▪ Yugo Import SDPR ▪ Metro West Ambulance ▪ Washington Gas ▪ Digitech Computer, Inc. ▪ City of Escondido ▪ CACI, Inc. ▪ City of Charleston

GROUPMOBILE ADVANCED MOBILE TECHNOLOGY

SALES FUNNEL

GROUP MOBILE WEBSITE

- Launched September 2016
- Important online presence for direct orders and lead generation


GROUPMOBILE
RUGGED LAPTOP & RUGGED TABLET PC COMPUTERS
SHOP LAPTOPS
SHOP TABLETS
SHOP HANDHELDS
Our Recommendations

LEAD GENERATION →

E-COMMERCE →

OUTSIDE SALES

- 6 Person External Team
- Focused on large RFP's and Custom Corporate Solutions
- Orders with more than 25 units
- Works directly with manufacturers
- Account for ~70% of total revenue

INSIDE SALES

- 4 Person Internal Team
- Finalize website lead orders
- Support External/Outside Sales Force
- Orders up to 25 units
- Accounts for ~20% of total revenue

DIRECT ORDERS

- Click to buy
- Accounts for ~10% of total revenue

FORM HOLDINGS
17

RECENT DEVELOPMENTS ▪ Provided revenue guidance of 150% growth YoY ▪ Secured multiple sales contracts with new customers ▪ Launched fully integrated technology platform ▪ Expanded sales force and added key personnel UPCOMING MILESTONES ▪ Build out higher margin business units such as hardware as a service and repairs and maintenance 18 RECENT DEVELOPMENTS & UPCOMING MILESTONES Darin White President, Group Mobile Criss Cross Senior Vice President of Public Sector ▪ Former Senior Southeastern Regional Sales Manager, Getac USA ▪ Former Southeast Regional Sales Manager, General Dynamics Itronix ▪ Former Managing Director, Virtual Mobile Technologies LLC ▪ Former Vice President of Sales Strategic Markets, ICM ▪ Former Vice President of Sales, Strategy & Channel, Utility Associates ▪ Former Vice President, Aaron’s Inc. ▪ Former Director of Corporate Sponsorship Sales, Speedway Motorsports, Inc.

FLI Charge is a conductive power transfer and charging technology company. FLI Charge’s Energy - on - contact technology can charge multiple devices with different power requirements simultaneously in an intuitive, cost effective and safe manner. 20 COMPANY OVERVIEW 1000’s of watts of power Charge multiple devices As fast as plugging into wall Charges regardless of orientation on pad Compatible with any battery operated or DC powered device No additional magnetic radiation; as safe as plugging into wall outlet U.S. PATENT PORTFOLIO: 7,982,436 | 7,932,638 | 7,172,196 | 7,986,059 | 8,081,408

21 THE ECOSYSTEM – SURFACES & PADS FLI Charge surfaces and pads can be produced in a variety of materials, colors, shapes and sizes, making it easy and cost effective to integrate anywhere

22 THE ECOSYSTEM – MODULE FLI Charge’s module can be embedded into virtually any battery operated or DC powered device

FLI CHARGE CONSUMER PRODUCTS



FLIway 40

The FLIway 40 provides industry leading 40 watts of power. FLI way 40 pads can charge and power multiple and different devices at the same time. Conveniently charge phones, tablets, smart watches and many other devices no matter their orientation on the pad.



FLIcase

FLIcases are designed for the iPhone 6 and 6S as well as the Samsung Galaxy S6, S7 and S7 Edge phones. The cases have a two-piece design and an impressively thin profile. The case profiles have been minimized to enable easy access to the headphone jack and to increase the comfort of the phone when in use, or in stow.



FLIcube

The FLIcube provides a convenient charging option for hundreds of devices across many different categories. FLIcube is ideal for a number of products including iPads, iPad Minis, Android tablets, smart watches, fitness trackers, gaming controllers, portable speakers, Bluetooth headsets, e-readers and many more.



FLIcoin

The FLIcoin is a small, versatile universal adapter that makes charging mircoUSB and Apple Lighting products hassle free. Great for existing or newly released devices. Simply adhere the FLIcoin to a mobile device and place it on a Fli Charge-enabled pad to begin powering the device.

FORM HOLDINGS
23

FLI CHARGE BUSINESS MODEL

1. License technology to OEMs in target markets to grow the FLI Charge ecosystem
2. Sell charging surfaces and accessories through channel partners, e-commerce and retail

CURRENT PARTNERS INCLUDE:

PAPP PLASTICS TIER ONE & TIER TWO AUTO SUPPLIER
- Incorporating charging surfaces into various locations in vehicles and into other auto accessories

MITO CORPORATION AFTERMARKET AUTO
- Developed 36-watt trimmable pad to network of 9,000+ dealerships across North America in July 2016

BRETFORD MANUFACTURING CONNECTED FURNITURE
- Developed solution to bring power throughout the classroom safely and cost effectively
- Launching Q4 2016

THE WORDEN COMPANY CONDUCTIVELY COUPLED FURNITURE
- Developed conductively coupled furniture for education, healthcare and office markets

HGU NEW YORK 90 ROOM BOUTIQUE HOTEL IN NOMAD DISTRICT
- Featuring FLI Charge products throughout the hotel, charging in-room iPads and keeping guests' devices fully charged throughout their stay

FORM HOLDINGS
24

FLI CHARGE

FLI CHARGE VS OTHER TECHNOLOGIES*

LEADING COMPANIES	TECHNOLOGY	MAX WATTAGE	CHARGING SPEED	MAX DEVICES	POSITIONING	VALUATION/ PAID IN CAPITAL
FLI CHARGE	CONDUCTIVE	1,000+	SAME AS OUTLET	UNLIMITED	FREEDOM OF PLACEMENT	TBD
qi	INDUCTIVE	5 - 15	LOW - MEDIUM	1	PRECISE ALIGNMNET	N/A
powermat	INDUCTIVE	5 - 15	LOW	1 - 3	PRECISE ALIGNMNET	$300+ MILLION VALUATION
WiTricity	MAGNETIC RESONANCE	13	LOW	LIMITED	SHORT DISTANCE	$53 MILLION INVESTED
uBeam	ULTRASOUND	< 5	VERY LOW	LIMITED	LINE OF SIGHT	$102 MILLION VALUATION
ossia	OPTICAL	< 5	VERY LOW	LIMITED	SHORT DISTANCE	$26 MILLION INVESTED
energous	NEAR FIELD RADIO FREQUENCY	< 5	VERY LOW	1	SHORT DISTANCE	$300+ MILLION MARKET CAP

*All information is from publicly available sources. Information on max wattage, charging speed, max devices, positioning and valuation/paid in capital may be out-of-date or incorrect.

FORM HOLDINGS

25

FLI CHARGE

RECENT DEVELOPMENTS & UPCOMING MILESTONES

RECENT DEVELOPMENTS

- Designed Consumer Product Line
- Showcased FLI Charge at CES 2016
- Developed B2B Pipeline
- Launched consumer product line on Indiegogo in June 2016
- Announced partnerships with Papp Plastics, Bretford Manufacturing, MITO Corporation and Hotel Grand Union.

UPCOMING MILESTONES

- Completing initial production run and commencing fulfillment to Indiegogo backers in October 2016
- Currently working with brick and mortar retailers for placement
- Partnerships with OEM's in verticals including Power Tools, Aviation/Marine,

FORM HOLDINGS
26

INTELLECTUAL PROPERTY

INTELLECTUAL PROPERTY 28 OVERVIEW PATENT PORTFOLIO ▪ Telecom Patent Portfolio ≻ 600+ Patents and Applications ≻ Wireless Infrastructure Technology covers Communication Management, Data and Signal Transmission, Mobility Management, Radio Resources Management & Services ≻ Wireless Device Technology for 2G/3G/4G/LTE and Wi - Fi/Hotspot Enabled Devices ▪ Quantum Stream ≻ 7 Patents and Applications ≻ Portfolio covers insertion of content (i.e. ads text, video, audio) into a video stream, audio stream or webpage ▪ Internal Development ≻ Filed 60 patent applications related to wireless technologies ≻ Patents developed internally and in collaboration with third parties. ≻ Technologies include Cognitive Radio, Phone - to - Phone, Collaborative Communication, Wireless Energy, Video Group Messaging, Behavioral Modification & Mobile Phone Security RECENT DEVELOPMENTS ▪ Recently extinguished all outstanding debt, thus removing liens on all of our IP assets ▪ We continue to pursue licenses on our portfolios and are exploring various strategic alternatives for portions our patent portfolio

▪ Leading provider of Customer Relationship Management and monetization technologies to mobile carriers and device manufacturers including EE, Orange, T - Mobile, Virgin Mobile, Samsung, HTC, Sony and Alcatel ▪ Acquired Vringo Mobile Technology platform in 2014 in exchange for 8.25% equity ownership and one seat on Infomedia Board of Directors ▪ Headquarters: United Kingdom ▪ Employees: 35 ▪ Annual Revenue: ~$75 million ▪ Ranked in The Sunday Times Hiscox Tech Track 100 league table which ranks the 100 private UK based tech companies with the fastest growing sales over the previous three years 30 OVERVIEW AND RECENT DEVELOPMENTS

CONTACT INFORMATION Cliff Weinstein Executive Vice President Office: 646.532.6777 CWeinstein@FORMHoldings.com FORM Holdings Corp. 780 3rd Avenue, 12 th Floor New York, NY 10017 For more information, please contact:

APPENDIX

FORM HOLDINGS LEADERSHIP TEAM 33 ANDREW PERLMAN CEO & Director ▪ Former Head of Digital, Classic Media ▪ Former Vice President of Global Digital Business Development, EMI Music ▪ George Washington University, B.A. ANASTASIA NYRKOVSKAYA CPA, CFO & Treasurer ▪ Former Vice President and Assistant Global Controller, NBC Universal Media, LLC ▪ Former Auditor, KPMG LLP ▪ Moscow State University of Publishing and Printing Arts JASON CHARKOW Senior Vice President of Business & Legal Affairs ▪ Former of Counsel, Intellectual Property Litigation, Winston & Strawn LLP ▪ Former Attorney, Jones Day ▪ Hofstra University, J.D. CLIFFORD WEINSTEIN Executive Vice President ▪ President, FLI Charge ▪ Former Partner, Maxim Group ▪ Fordham University, B.A. SAM LEFFELL Vice President of Operations & Strategy ▪ Executive Vice President, FLI Charge ▪ Washington University in St. Louis, B.Sc.

FORM HOLDINGS BOARD OF DIRECTORS



SALVATORE GIARDINA

Director & Chair of Audit Committee

- CFO Pragma Weeden Holdings LLC
- Former SVP & CFO, G-Trade Services & ConvergEx Global Markets
- Former EVP, CFO & Controller, Ladenburg Thalmann & Co., Inc.
- Current Director & Audit Committee Chair, National Holdings Corporation



JOHN ENGELMAN

Director

- Co-head International TV & DreamWorks Classics, DreamWorks Animation
- Co-founder, Boomerang Media
- Founder & CEO, Classic Media
- Former CEO, Broadway Video
- Harvard College, B.A.; Harvard Law School, J.D.



RICHARD ABBE

Director

- Co-Founder, Principal, Managing Partner & Co-Chief Investment Officer, Iroquois Capital Management LLC
- Co-Founder & Former Chief Investment Officer, Vertical Ventures LLC
- Former Senior Managing Director & Member of the Board of Directors, Gruntal & Company



ANDREW PERLMAN

CEO & Director

- Former Head of Digital, Classic Media
- Former VP of Global Digital Business Development, EMI Music
- George Washington University, B.A.



BRUCE BERNSTEIN

Director & Chair of Compensation Committee

- President, Rockmore Capital, LLC
- Former Co-President, Omicron Capital, LP
- Former President, Fortis Investments Inc.
- Current Board Member, Summit Digital Health
- City University of New York (Baruch), B.B.A.



DONALD STOUT

Director

- Co-founder, NTP Inc.
- Partner, Antonelli Terry Stout & Kraus LLP
- Former patent examiner, USPTO
- Pennsylvania State University, B.S.; George Washington University, J.D.



ANDREW HEYER

Director Nominee

- Managing Partner & CEO, Mistral Equity Partners
- Founder & Partner, Trimaran Capital Partners
- Vice Chairman, CIBC World Markets
- Founder & Partner, The Argosy Group
- Managing Director, Drexel Burnham Lambert
- University of Pennsylvania, B.S.; The Wharton School, M.B.A.

FORM HOLDINGS

34

▪ Deal Consideration: ≻ 2.5 million shares of common stock ≻ 2.5 million warrants exercisable at $3 ≻ Issuance of a $23.75 million convertible preferred (PFD) convertible at $6 per share (convertible into 3,958,336 shares of common stock) - Callable at $9, if VWAP is over $9 for 20 consecutive trading days in a 30 trading day period - The PFD matures in 7 years - If the PFD is not converted or paid in cash it can be repaid in stock at a premium at maturity at company’s election ≻ $6.5 million of outstanding indebtness will remain outstanding following the closing ≻ At announcement and signing of the definitive agreement: - Mistral and certain existing XpresSpa holders will participate in a private placement into FH equity for 750,574 shares at $2.31 per share, at the 10 day VWAP - FORM will simultaneously invest the amount of the proceeds into XpresSpa Series C PFD that will bear 12% PIK interest until closing - If the deal is not consummated in 12 months, the investment will convert into Series A PFD ≻ Andrew Heyer, the CEO of Mistral Capital, is expected to join the FH board of directors upon completion of the deal as designee of the PFD holders ▪ Expected close in Q4 of 2016 ≻ Form S - 4/Proxy Statement filed with SEC on September 9, 2016 35 XPRESSPA ACQUISITION TERMS